LETTER TO THE SHAREHOLDERS OF THE J.P. MORGAN INSTITUTIONAL INTERNATIONAL EQUITY FUND

December 1, 1998

Dear Shareholder:

In a period plagued by increased volatility in equity markets, the J.P. Morgan Institutional International Equity Fund recorded a positive gain of 4.95% for the fiscal year ended October 31, 1998. While successful country-allocation decisions helped protect the fund from turmoil in Japan, the portfolio's exposure to Europe negatively impacted performance when Russia's crisis hit global markets in mid-August. As a result, the fund underperformed the 9.65% return of its benchmark (the MSCI EAFE Index) for the year. The fund did however outperform the 4.07% 12-month return of the Lipper International Funds Average (a universe of our competitors).

The fund's net asset value decreased from $11.39 per share to $11.21 at October 31, 1998 after making distributions of approximately $0.35 per share from ordinary income and approximately $0.35 from short-term capital gain. The fund's net assets stood at $367.0 million as of October 31, 1998. The net assets of The International Equity Portfolio, in which the fund invests, totaled approximately $443.5 million at October 31, 1998.

The following report includes an interview with Nigel F. Emmett, a member of the portfolio management team responsible for the portfolio. This interview is designed to answer commonly asked questions about the fund, elaborate on what happened during the reporting period, and provide an outlook for the months ahead.

As chairman and president of Asset Management Services, we appreciate your investment in the fund. If you have any comments or questions, please call your Morgan representative or J.P. Morgan Funds Services at (800) 766-7722.

Sincerely yours,

/s/ Ramon de Oliveira                     /s/ Keith M. Schappert

Ramon de Oliveira                         Keith M. Schappert
Chairman of Asset Management Services     President of Asset Management Services
J.P. Morgan & Co. Incorporated            J.P. Morgan & Co. Incorporated


--------------------------------------------------------------------------------
TABLE OF CONTENTS
LETTER TO THE SHAREHOLDERS . . . . . 1   FUND FACTS AND HIGHLIGHTS . . . . . 5

FUND PERFORMANCE . . . . . . . . . . 2   FINANCIAL STATEMENTS. . . . . . . . 8

PORTFOLIO MANAGER Q&A. . . . . . . . 3
--------------------------------------------------------------------------------

FUND PERFORMANCE

EXAMINING PERFORMANCE

There are several ways to evaluate a mutual fund's historical performance record. One approach is to look at the growth of a hypothetical investment of $1,000,000 (the minimum investment in the fund). The chart at right shows that $1,000,000 invested on May 31, 1990,* would have grown to $1,461,699 on October 31, 1998.

     Another way to look at performance is to review a fund's average annual total return. This figure takes the fund's actual (or cumulative) return and shows what would have happened if the fund had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a fund's value over various time periods, typically one, five, or ten years (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of how a fund has performed over the short term.




                      GROWTH OF $1,000,000 SINCE FUND INCEPTION*
                           MAY 31, 1990 -- OCTOBER 31, 1998

                                       [GRAPH]

                J.P. Morgan
               Institutional
               International                              Lipper International
                Equity Fund          MSCI EAFE Index         Funds Average
                -----------          ---------------         -------------
Jun-90           $1,000,000             $1,000,000            $1,000,000
Oct-90             $933,000               $902,749              $911,267
Oct-91             $987,931               $965,522              $990,957
Oct-92             $878,497               $837,902              $941,903
Oct-93           $1,152,390             $1,151,760            $1,239,530
Oct-94           $1,223,390             $1,268,020            $1,372,370
Oct-95           $1,193,280             $1,263,310            $1,377,300
Oct-96           $1,342,880             $1,395,590            $1,519,310
Oct-97           $1,392,720             $1,460,200            $1,678,060
Oct-98           $1,461,699             $1,601,041            $1,745,216


PERFORMANCE                           TOTAL RETURNS                   AVERAGE ANNUAL TOTAL RETURNS
                                      ----------------------          -------------------------------------------------------
                                      THREE          SIX              ONE            THREE          FIVE           SINCE
AS OF OCTOBER 31, 1998                MONTHS         MONTHS           YEAR           YEARS          YEARS          INCEPTION*
------------------------------------------------------------          -------------------------------------------------------
J.P. Morgan Institutional
  International Equity Fund            -9.89%         -9.01%          4.95%          7.00%          4.87%          4.61%
MSCI EAFE Index**                      -6.22%         -5.02%          9.65%          8.22%          6.81%          5.75%
Lipper International Funds Average    -11.20%        -10.44%          4.07%          8.09%          7.02%          7.17%

AS OF SEPTEMBER 30, 1998
------------------------------------------------------------          -------------------------------------------------------
J.P. Morgan Institutional
  International Equity Fund           -17.97%        -16.08%        -11.60%          2.83%          3.32%          3.46%
MSCI EAFE Index**                     -14.21%        -13.30%         -8.34%          3.75%          5.35%          4.56%
Lipper International Funds Average    -16.17%        -15.54%        -10.65%          4.79%          6.41%          6.34%

* REFLECTS PERFORMANCE OF THE J.P. MORGAN INTERNATIONAL EQUITY FUND, THE PREDECESSOR ENTITY TO THE J.P. MORGAN INSTITUTIONAL INTERNATIONAL EQUITY FUND, FROM JUNE 1, 1990 THROUGH OCTOBER 4, 1993 (COMMENCEMENT OF OPERATIONS).

** MSCI EAFE INDEX IS AN UNMANAGED INDEX USED TO TRACK THE AVERAGE PERFORMANCE OF OVER 900 SECURITIES LISTED ON THE STOCK EXCHANGES OF COUNTRIES IN EUROPE, AUSTRALIA, AND THE FAR EAST. THE INDEX DOES NOT INCLUDE FEES OR EXPENSES AND IS NOT AVAILABLE FOR ACTUAL INVESTMENT.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. FUND RETURNS ARE NET OF FEES, ASSUME THE REINVESTMENT OF DISTRIBUTIONS AND REFLECT THE REIMBURSEMENT OF CERTAIN FUND AND PORTFOLIO EXPENSES AS DESCRIBED IN THE PROSPECTUS. HAD EXPENSES NOT BEEN SUBSIDIZED, RETURNS WOULD HAVE BEEN LOWER. LIPPER ANALYTICAL SERVICES, INC. IS A LEADING SOURCE FOR MUTUAL FUND DATA.

PORTFOLIO MANAGER Q&A

[PHOTO]

Following is an interview with NIGEL F. EMMETT, vice president, a portfolio manager with the International Equity Group. Nigel joined J.P. Morgan in 1997. Prior to J.P. Morgan, he was employed by Brown Brothers Harriman & Co. in New York and Gartmore Investment Management in London. Nigel earned a BA degree in Economics from Manchester University, is an Associate Member of the Institute of Investment Management and Research (AMIIR), and is a Chartered Financial Analyst. This interview was conducted on November 16, and reflects Nigel's views on that date.

THE VOLATILITY IN INTERNATIONAL EQUITY MARKETS OVER THE ANNUAL REPORTING PERIOD HIT RECORD LEVELS. NO DOUBT, IT WAS A VERY DIFFICULT TIME IN WHICH TO INVEST. HOW DID THE PORTFOLIO'S MANAGEMENT TEAM NAVIGATE THROUGH THE PAST YEAR?

NE: All the extremes in volatility really started in 1997, beginning with the Asian crisis. While Asia's currency crisis actually started in the summer of 1997, it wasn't really until the fourth quarter of 1997 when its impact was felt globally. With that being the first quarter of the portfolio's annual reporting period, performance suffered a blow right from the start as equity markets everywhere came under siege.

During the first quarter of 1998, however, we saw some recovery in the markets as some of the panic of the fourth quarter calmed and stability returned. The quarter was notable, from a performance perspective, for the strong results turned in by Europe. In terms of what drove performance for the first few months of 1998, I think it's important to focus on Europe.

WHAT WAS BEHIND EUROPE'S SUCCESS?

NE: First, at the economic level, domestic demand in Europe continued to improve at a faster rate than almost anyone would have expected. While European economic growth is now slowing to moderate levels, it still has the potential for stronger growth relative to the U.S., for example. Secondly, the benefits of restructuring, both past and current, have positively impacted many European corporations.

So through the first half of the reporting period, fund performance had been moving steadily along, driven by the strong returns of Europe.

THEN WE MOVED INTO THE SUMMER OF 1998, AND MORE TURMOIL.

NE: That's right. The next distinctive period within the year occurred in mid-August when we saw another financial crisis, this time in Russia. A renewed wave of risk aversion once again flooded the markets and extremes in volatility returned. Even the previously strong European markets were badly hurt during this period, as they were negatively impacted by the default of many Russian banks.

Also, by then it had become painfully obvious that problems in Japan were not going away and were, in fact, worse than anyone expected. The Japanese banking crisis unrolled into an ugly mess, with non-performing loans and bankruptcies increasing. While the Japanese government has since proposed a new stimulus package to help Japan muddle through to recovery, the international equity index (MSCI EAFE Index) was burdened by the weak performance of Japan. Also, due in large part to Japan's economic malaise and very low growth, many investors flocked to the U.S. equity market on concerns of a global recession. This, too, had a negative impact on international equity performance, as well as on the performance of the fund.

HOW DID THE FUND PERFORM DURING ITS ANNUAL REPORTING PERIOD?

NE: Despite a challenging environment for international equities, the portfolio was able to outperform its peers of international equity funds (as measured by Lipper Analytical Services). The portfolio benefited from an underweight position in Japan throughout most of the reporting period, as well as its avoidance of Malaysia which was actually initiated in April of 1997. Malaysia has since been removed from the MSCI EAFE Index (due to capital controls enacted by its government).

Unfortunately, however, the fund underperformed its benchmark, the MSCI EAFE Index. The extremes in sentiment and indiscriminate selling that occurred throughout most of the period often brought the values of otherwise sound investments down with the bad. Performance was also hurt by the portfolio's overweight position in Europe which, as I mentioned, suffered on the back of Russia's crisis.

Additionally, much of the panic investing that occurred during the period resulted in investors flocking to very large, recognizable names which were often already overpriced. With the market rewarding what we considered overvalued investments, this hurt the fund's performance as well. However, we felt, and still feel, it is important to stick to our style and ride out volatility. We are confident our extensive research has the portfolio focused in high-quality, undervalued opportunities that will eventually be recognized and rewarded by the market.

WHAT IS YOUR OUTLOOK FOR THE NEXT THREE MONTHS? HOW IS THE PORTFOLIO BEING POSITIONED?

NE: Overall, we are optimistic about the future prospects for international equities compared to the U.S., for example, which is toward the end of its expansion phase. Specifically, we remain positive on Europe. While economic growth is slowing and earnings estimates are being revised downward, we think it still provides some of the best opportunities in the international equity universe. European Monetary Union (EMU) also provides a strong incentive for European companies to continue to restructure and reduce their costs.

We continue to underweight Japan. While some progress has been made, the road to recovery will be long and bumpy. Within the Asian region, however, Hong Kong provides some attractive opportunities. We also expect to maintain the portfolio's overweight in Australia and New Zealand, as those domestic economies are doing well.

We also believe J.P. Morgan's robust research capabilities are key in focusing the portfolio in those under-researched, undervalued securities likely to reward investors in the future.

FUND FACTS

INVESTMENT OBJECTIVE
J.P. Morgan Institutional International Equity Fund seeks to provide a high total return from a portfolio of equity securities of foreign companies. It is designed for investors with a long-term investment horizon who want to diversify their portfolios by investing in an actively managed portfolio of non-U.S. securities that seeks to outperform the MSCI EAFE Index. As an international investment, the fund is subject to foreign market, political, and currency risks.

--------------------------------------------------------------------------------
COMMENCEMENT OF INVESTMENT OPERATIONS
10/4/93

--------------------------------------------------------------------------------
FUND NET ASSETS AS OF 10/31/98
$366,990,973

--------------------------------------------------------------------------------
PORTFOLIO NET ASSETS 10/31/98
$443,474,618

--------------------------------------------------------------------------------
CAPITAL GAIN PAYABLE DATE (IF APPLICABLE)
12/18/98


EXPENSE RATIO
The fund's current expense ratio of 0.97% covers shareholders' expenses for custody, tax reporting, investment advisory and shareholder services. The fund is no-load and does not charge any sales, redemption, or exchange fees. There are no additional charges for buying, selling, or safekeeping fund shares, or for wiring redemption proceeds from the fund.

FUND HIGHLIGHTS
ALL DATA AS OF OCTOBER 31, 1998

PORTFOLIO ALLOCATION
(AS A PERCENTAGE OF TOTAL INVESTMENTS)

               [CHART]

UNITED KINGDOM                   23.2%
JAPAN                            16.2%
GERMANY                          11.7%
FRANCE                           10.0%
SWITZERLAND                       9.5%
NETHERLANDS                       6.4%
ITALY                             5.3%
SWEDEN                            4.1%
AUSTRALIA                         4.0%
OTHER                             9.6%


LARGEST COMMON
STOCK HOLDINGS                        % OF TOTAL INVESTMENTS
------------------------------------------------------------
NESTLE SA (SWITZERLAND)                                 2.6%
MUENCHENER RUECKVERSICHERUNGS-
  GESELLSCHAFT AG (GERMANY)                             2.2%
TELECOM ITALIA SPA-RNC (ITALY)                          2.0%
LLOYDS TSB GROUP PLC (UNITED KINGDOM)                   2.0%
GLAXO WELLCOME PLC (UNITED KINGDOM)                     1.9%
VIVENDI (FRANCE)                                        1.9%
ROCHE HOLDING AG (SWITZERLAND)                          1.8%
VEBA AG (GERMANY)                                       1.3%
ZURICH ALLIED AG (SWITZERLAND)                          1.3%
AUTOLIV, INC. (SDR) (SWEDEN)                            1.3%

DISTRIBUTED BY FUNDS DISTRIBUTOR, INC. J.P. MORGAN INVESTMENT MANAGEMENT INC. SERVES AS INVESTMENT ADVISOR. SHARES OF THE FUND ARE NOT BANK DEPOSITS AND ARE NOT GUARANTEED BY ANY BANK, GOVERNMENT ENTITY, OR THE FDIC. RETURN AND SHARE PRICE WILL FLUCTUATE AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

Opinions expressed herein are based on current market conditions and are subject to change without notice. The fund invests through a master portfolio (another fund with the same objective). The fund invests in foreign securities which are subject to special risks; prospective investors should refer to the funds prospectus for a discussion of these risks.

CALL J.P. MORGAN FUNDS SERVICES AT (800) 766-7722 FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ABOUT THE FUND INCLUDING MANAGEMENT FEES AND OTHER EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

                     THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY

J.P. MORGAN INSTITUTIONAL INTERNATIONAL EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1998
--------------------------------------------------------------------------------

ASSETS
Investment in The International Equity Portfolio
  ("Portfolio"), at value                          $366,946,164
Receivable for Shares of Beneficial Interest Sold       157,168
Prepaid Trustees' Fees                                    1,827
Prepaid Expenses and Other Assets                         3,103
                                                   ------------
    Total Assets                                    367,108,262
                                                   ------------
LIABILITIES
Shareholder Servicing Fee Payable                        30,215
Administrative Services Fee Payable                       8,513
Payable for Shares of Beneficial Interest
  Redeemed                                                5,432
Administration Fee Payable                                2,550
Fund Services Fee Payable                                   300
Accrued Expenses                                         70,279
                                                   ------------
    Total Liabilities                                   117,289
                                                   ------------
NET ASSETS
Applicable to 32,724,855 Shares of Beneficial
  Interest Outstanding
  (par value $0.001, unlimited shares authorized)  $366,990,973
                                                   ------------
                                                   ------------
Net Asset Value, Offering and Redemption Price
  Per Share                                              $11.21
                                                          -----
                                                          -----
ANALYSIS OF NET ASSETS
Paid-in Capital                                    $316,911,042
Undistributed Net Investment Income                   8,236,572
Accumulated Net Realized Loss on Investment and
  Foreign Currency Contracts
  and Transactions                                   (3,644,695)
Net Unrealized Appreciation of Investment and
  Foreign Currency Contracts
  and Translations                                   45,488,054
                                                   ------------
    Net Assets                                     $366,990,973
                                                   ------------
                                                   ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL INTERNATIONAL EQUITY FUND
STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED OCTOBER 31, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME ALLOCATED FROM PORTFOLIO
Allocated Dividend Income (Net of withholding tax
  of $1,161,928)                                              $ 8,476,012
Allocated Interest Income (Net of withholding tax
  of $287)                                                        709,997
Allocated Portfolio Expenses                                   (3,866,738)
                                                              -----------
    Net Investment Income Allocated from
      Portfolio                                                 5,319,271
FUND EXPENSES
Shareholder Servicing Fee                          $486,276
Administrative Services Fee                         142,358
Interest Expense                                     55,620
Professional Fees                                    21,285
Transfer Agent Fees                                  18,772
Fund Services Fee                                    14,956
Administration Fee                                   11,056
Amortization of Organization Expenses                 9,857
Trustees' Fees and Expenses                           6,767
Miscellaneous                                        62,015
                                                   --------
    Total Fund Expenses                                           828,962
                                                              -----------
NET INVESTMENT INCOME                                           4,490,309
NET REALIZED GAIN ON INVESTMENT AND FOREIGN
  CURRENCY CONTRACTS AND TRANSACTIONS ALLOCATED
  FROM PORTFOLIO                                                1,841,170
NET CHANGE IN UNREALIZED APPRECIATION OF
  INVESTMENT AND FOREIGN CURRENCY CONTRACTS AND
  TRANSLATIONS ALLOCATED FROM PORTFOLIO                        19,704,730
                                                              -----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                  $26,036,209
                                                              -----------
                                                              -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL INTERNATIONAL EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                    FOR THE FISCAL     FOR THE FISCAL
                                                      YEAR ENDED         YEAR ENDED
                                                   OCTOBER 31, 1998   OCTOBER 31, 1997
                                                   ----------------   ----------------
DECREASE IN NET ASSETS
FROM OPERATIONS
Net Investment Income                              $      4,490,309   $      9,277,894
Net Realized Gain on Investment and Foreign
  Currency Contracts and Transactions Allocated
  from Portfolio                                          1,841,170         23,038,370
Net Change in Unrealized Appreciation
  (Depreciation) of Investment and Foreign
  Currency Contracts and Translations Allocated
  from Portfolio                                         19,704,730         (2,944,279)
                                                   ----------------   ----------------
    Net Increase in Net Assets Resulting from
      Operations                                         26,036,209         29,371,985
                                                   ----------------   ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                   (16,640,112)       (16,232,045)
Net Realized Gain                                       (16,688,326)       (12,924,284)
                                                   ----------------   ----------------
    Total Distributions to Shareholders                 (33,328,438)       (29,156,329)
                                                   ----------------   ----------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Proceeds from Shares of Beneficial Interest Sold         70,702,573        116,069,915
Reinvestment of Dividends and Distributions              15,561,396         11,977,352
Cost of Shares of Beneficial Interest Redeemed         (326,639,974)      (240,467,406)
                                                   ----------------   ----------------
    Net Decrease from Transactions in Shares of
      Beneficial Interest                              (240,376,005)      (112,420,139)
                                                   ----------------   ----------------
    Total Decrease in Net Assets                       (247,668,234)      (112,204,483)
NET ASSETS
Beginning of Fiscal Year                                614,659,207        726,863,690
                                                   ----------------   ----------------
End of Fiscal Year (including undistributed net
  investment income of $8,236,572 and
  $15,061,888, respectively)                       $    366,990,973   $    614,659,207
                                                   ----------------   ----------------
                                                   ----------------   ----------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding throughout each year are as follows:

                                                          FOR THE FISCAL YEAR ENDED OCTOBER 31,
                                                   ----------------------------------------------------
                                                     1998       1997       1996       1995       1994
                                                   --------   --------   --------   --------   --------
NET ASSET VALUE, BEGINNING OF YEAR                 $  11.39   $  11.43   $  10.44   $  10.83   $  10.20
                                                   --------   --------   --------   --------   --------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                  0.32       0.17       0.12       0.06       0.06
Net Realized and Unrealized Gain (Loss) on
  Investment and Foreign Currency Transactions
  and Translations                                     0.20       0.24       1.17      (0.33)      0.57
                                                   --------   --------   --------   --------   --------
Total from Investment Operations                       0.52       0.41       1.29      (0.27)      0.63
                                                   --------   --------   --------   --------   --------

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                 (0.35)     (0.25)     (0.24)        --         --
Net Realized Gain                                     (0.35)     (0.20)     (0.06)     (0.12)        --
                                                   --------   --------   --------   --------   --------
Total Distributions to Shareholders                   (0.70)     (0.45)     (0.30)     (0.12)        --
                                                   --------   --------   --------   --------   --------

NET ASSET VALUE, END OF YEAR                       $  11.21   $  11.39   $  11.43   $  10.44   $  10.83
                                                   --------   --------   --------   --------   --------
                                                   --------   --------   --------   --------   --------

RATIOS AND SUPPLEMENTAL DATA
Total Return                                           4.95%      3.71%     12.54%     (2.46)%     6.18%
Net Assets, End of Year (in thousands)             $366,991   $614,659   $726,864   $467,511   $213,119
Ratios to Average Net Assets
  Expenses                                             0.97%      0.93%      0.95%      0.92%      1.00%
  Net Investment Income                                0.92%      1.32%      1.24%      1.24%      0.95%
  Expenses without Reimbursement and including
    Interest Expense                                   0.97%      0.93%      0.96%      0.94%      1.16%
  Interest Expense                                     0.01%        --         --         --         --

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1998
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

J.P. Morgan Institutional International Equity Fund (the "fund") is a separate series of J.P. Morgan Institutional Funds, a Massachusetts business trust (the "trust") which was organized on November 4, 1992. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund commenced operations on October 4, 1993. Prior to January 1, 1998, the trust's and the fund's names were The JPM Institutional Funds and The JPM Institutional International Equity Fund, respectively.

The fund invests all of its investable assets in The International Equity Portfolio (the "portfolio"), a diversified open-end management investment company having the same investment objective as the fund. The value of such investment included in the Statement of Assets and Liabilities reflects the fund's proportionate interest in the net assets of the portfolio (83% at October 31, 1998). The performance of the fund is directly affected by the performance of the portfolio. The financial statements of the portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the fund's financial statements.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the fund:

   a) Valuation of securities by the portfolio is discussed in Note 1a of the portfolio's Notes to Financial Statements which are included elsewhere in this report.

   b) The fund records its share of net investment income, realized and unrealized gain and loss and adjusts its investment in the portfolio each day. All the net investment income and realized and unrealized gain and loss of the portfolio is allocated pro rata among the fund and other investors in the portfolio at the time of such determination.

   c) Distributions to shareholders of net investment income and net realized capital gains, if any, are declared and paid annually.

   d) The fund incurred organization expenses in the amount of $54,625. These costs were deferred and were amortized on a straight-line basis over a five-year period from the commencement of operations.

   e) Expenses incurred by the trust with respect to any two or more funds in the trust are allocated in proportion to the net assets of each fund in the trust, except where allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.

   f) The fund is treated as a separate entity for federal income tax purposes and intends to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income, including net realized capital gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is necessary.

   g) The fund accounts for and reports distributions to shareholders in accordance with Statement of Position 93-2 "Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies". The effect of applying this statement was to increase the Undistributed Net Investment Income by $5,324,487, increase

J.P. MORGAN INSTITUTIONAL INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1998
--------------------------------------------------------------------------------
      Accumulated Net Realized Loss on Investment and Foreign Currency Contracts and Transactions by $5,368,540 and increase Paid-in Capital by $44,053. The adjustments are primarily attributable to foreign currency gains. Net Investment income, net realized gains and net assets were not affected by this change.

   h) For federal income tax purposes, the fund had a capital loss carryforward at October 31, 1998 of $2,430,885, all of which expires in the year 2006. To the extent that this capital loss is used to offset future capital gains, it is probable that gains so offset will not be distributed to shareholders.

2. TRANSACTIONS WITH AFFILIATES

   a) The trust, on behalf of the fund, has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as co-administrator and distributor for the fund. Under a Co-Administration Agreement between FDI and the trust on behalf of the fund, FDI provides administrative services necessary for the operations of the fund, furnishes office space and facilities required for conducting the business of the fund and pays the compensation of the fund's officers affiliated with FDI. The fund has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the fund is based on the ratio of the fund's net assets to the aggregate net assets of the trust and certain other investment companies subject to similar agreements with FDI. For the fiscal year ended October 31, 1998, the fee for these services amounted to $11,056.

   b) The trust, on behalf of the fund, has an Administrative Services Agreement (the "Services Agreement") with Morgan Guaranty Trust Company of New York ("Morgan"), a wholly owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"), under which Morgan is responsible for certain aspects of the administration and the operation of the fund. Under the Services Agreement, the fund has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the portfolio and other portfolios in which the trust and the J.P. Morgan Funds (formerly The JPM Pierpont Funds) invest (the "master portfolios") and J.P. Morgan Series Trust (formerly JPM Series Trust) in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the fund is determined by the proportionate share that its net assets bear to the net assets of the trust, the master portfolios, other investors in the master portfolios for which Morgan provides similar services, and J.P. Morgan Series Trust. For fiscal year ended October 31, 1998, the fee for these services amounted to $142,358.

      In addition, J.P. Morgan has agreed to reimburse the fund to the extend necessary to maintain the total operating expenses of the fund, including the expenses allocated to the fund from the portfolio, at no more than 1.00% of the average daily net assets of the fund through February 28, 1999. The reimbursement arrangement will be terminated after February 28, 1999. For the fiscal year ended October 31, 1998, there was no reimbursement to the fund.

   c) The trust, on behalf of the fund, has a Shareholder Servicing Agreement with Morgan to provide account administration and personal account maintenance service to fund shareholders. The agreement

J.P. MORGAN INSTITUTIONAL INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1998
--------------------------------------------------------------------------------
      provides for the fund to pay Morgan a fee for these services which is computed daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the fund. For the fiscal year ended October 31, 1998, the fee for these services amounted to $486,276.

   d) The trust, on behalf of the fund, has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the trustees in exercising their overall supervisory responsibilities for the trust's affairs. The trustees of the trust represent all the existing shareholders of Group. The fund's allocated portion of Group's costs in performing its services amounted to $14,956 for the fiscal year ended October 31, 1998.

   e) An aggregate annual fee of $75,000 is paid to each trustee for serving as a trustee of the trust, the J.P Morgan Funds, the master portfolios, and J.P. Morgan Series Trust. The Trustees' Fees and Expenses shown in the financial statements represents the fund's allocated portion of these total fees and expenses. The trust's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Funds Services. Fee shown in the financial statements was $3,141.

3. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more series. Transactions in shares of beneficial interest of the fund were as follows:

                                                    FOR THE FISCAL     FOR THE FISCAL
                                                      YEAR ENDED         YEAR ENDED
                                                   OCTOBER 31, 1998   OCTOBER 31, 1997
                                                   ----------------   ----------------
Shares sold......................................        6,116,419          9,984,180
Reinvestment of dividends and distributions......        1,473,324          1,072,279
Shares redeemed..................................      (28,847,016)       (20,659,313)
                                                   ----------------   ----------------
Net Decrease.....................................      (21,257,273)        (9,602,854)
                                                   ----------------   ----------------
                                                   ----------------   ----------------

4. CREDIT AGREEMENT

The trust, on behalf of the fund, together with other affiliated investment companies (the "funds"), entered into a revolving line of credit agreement (the "Agreement") on May 28, 1997, with unaffiliated lenders. Additionally, since all of the investable assets of the fund are in the portfolio, the portfolio is party to certain covenants of the Agreement. The maximum borrowing under the Agreement was $100,000,000. The Agreement expired on May 27, 1998, however, the fund as party to the Agreement has extended the Agreement and continues its participation therein for an additional 364 days until May 26, 1999. The maximum borrowing under the new Agreement is $150,000,000. The purpose of the Agreement is to provide another alternative for settling large fund shareholder redemptions. Interest on such borrowings outstanding will approximate market rates. The funds pay a commitment fee at an annual rate of 0.065% on the unused portion of the committed amount which is allocated to the funds in accordance with the procedures established by their respective trustees or directors. There were no outstanding borrowings pursuant to the Agreement at October 31,1998. The average daily balance outstanding for the fiscal year ended October 31,1998 was $ 1,319,178, at a weighted average interest rate of 5.9965%. The average amount of debt per share during the period was $ 0.03.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
J.P. Morgan Institutional International Equity Fund
(Formerly The JPM Institutional International Equity Fund)

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of J.P. Morgan Institutional International Equity Fund (one of the series constituting part of the J.P. Morgan Institutional Funds, hereafter referred to as the "fund") at October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
December 17, 1998

J.P. MORGAN INSTITUTIONAL INTERNATIONAL EQUITY FUND
SUPPLEMENTAL PROXY INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

A Joint Special Meeting of Shareholders of the J.P. Morgan Family of Funds was held on August 20, 1998. Each of the applicable funds voted in favor of adopting the following proposals, therefore, the results are aggregated for the trust unless otherwise specified. The meeting was held for the following purposes:

1. To elect a slate of five trustees to hold office for a term of unlimited duration subject to the current retirement age of 70.

2a.To approve the amendment of the fund's investment restriction relating to diversification of assets.

2b.To approve the amendment of the fund's investment restriction relating to concentration of assets in a particular industry.

2c.To approve the amendment of the fund's investment restriction relating to the issuance of senior securities.

2d.To standardize the borrowing ability of the fund to the extent permitted by applicable law.

2e.To approve the amendment of the fund's investment restriction relating to underwriting.

2f.To approve the amendment of the fund's investment restriction relating to investment in real estate.

2g.To approve the amendment of the fund's investment restriction relating to commodities.

2h.To approve the amendment of the fund's investment restriction relating to lending.

2i.To approve the reclassification of the fund's other fundamental restrictions as nonfundamental.

3. To approve the reclassification of the fund's investment objective from fundamental to nonfundamental.

4. To approve a new investment advisory agreement of the fund.

5. To amend the Declaration of Trust to provide dollar-based voting rights.

6. To ratify the selection of independent accountants, PricewaterhouseCoopers
   LLP.

The results of the proxy solicitation on the above matters were as follows:

DIRECTORS/MATTER                                     VOTES FOR     VOTES AGAINST   ABSTENTIONS
-------------------------------------------------  -------------   -------------   -----------
1. Frederick S. Addy.............................  2,592,561,591       8,840,251       --
  William G. Burns...............................  2,592,561,591       8,840,251       --
  Arthur C. Eschenlauer..........................  2,592,561,591       8,840,251       --
  Matthew Healey.................................  2,592,561,591       8,840,251       --
  Michael P. Mallardi............................  2,592,561,591       8,840,251       --
2. Amending of Investment Restrictions:
  a. Relating to diversification of assets.......     21,173,017          82,725     1,170,252
  b. Relating to concentration of assets.........     21,173,017          82,725     1,170,252
  c. Relating to issuance of senior securities...     21,173,017          82,725     1,170,252
  d. Relating to borrowing.......................     21,173,017          82,725     1,170,252
  e. Relating to underwriting....................     21,173,017          87,725     1,170,252
  f. Relating to investment in real estate.......     21,173,017          82,725     1,170,252
  g. Relating to commodities.....................     21,255,742        --           1,170,252
  h. Relating to lending.........................     21,228,584          27,158     1,170,252
  i. Reclassification of other restrictions as
       nonfundamental............................     21,255,742        --           1,170,252
3. Reclassification of investment objectives.....     21,027,404         228,325     1,170,265
4. Investment advisory agreement.................     21,395,427        --           1,163,739
5. Dollar-based voting rights....................  2,411,567,264       7,638,329   179,591,823
6. Independent accountants,
       PricewaterhouseCoopers LLP................  2,402,592,025      19,567,729   179,242,087

The International Equity Portfolio

Annual Report October 31, 1998

(The following pages should be read in conjunction with J.P. Morgan Institutional International Equity Fund
Annual Financial Statements)

THE INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1998
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  -------------   -------------
COMMON STOCK (91.9%)
AUSTRALIA (3.3%)
AMP Ltd. (Insurance)(s)+.........................        104,685   $   1,239,843
Brambles Industries Ltd. (Commercial
  Services)(s)...................................         46,102       1,006,649
Broken Hill Proprietary Co. Ltd. (Metals &
  Mining)(s).....................................        158,105       1,338,010
Foster's Brewing Group Ltd. (Food, Beverages &
  Tobacco)(s)....................................        481,505       1,177,520
Lend Lease Corp. Ltd. (Financial Services)(s)....         65,800       1,445,236
National Australia Bank Ltd. (Banking)(s)........        143,605       1,894,438
Pioneer International Ltd. (Building
  Materials)(s)+.................................        451,772         933,324
Telstra Corp. Ltd. (Telecommunication
  Services)(s)...................................        560,900       2,216,328
Westpac Banking Corp. Ltd. (Banking)(s)..........        223,121       1,350,916
WMC Ltd. (Metals & Mining)(s)....................        301,200       1,017,536
Woolworths Ltd. (Retail)(s)......................        323,000       1,131,582
                                                                   -------------
                                                                      14,751,382
                                                                   -------------
AUSTRIA (0.9%)
Bank Austria AG (Banking)(s).....................         70,422       3,831,711
                                                                   -------------

BELGIUM (0.4%)
PetroFina SA (Oil-Production)(s).................          5,000       1,858,953
                                                                   -------------

DENMARK (1.2%)
Danisco A/S (Food, Beverages & Tobacco)(s).......         39,400       2,177,787
GN Store Nord A/S (Telecommunications-
  Equipment)(s)..................................         78,700       2,600,027
Olicom A/S (Technology)(s)+......................         60,793         347,130
                                                                   -------------
                                                                       5,124,944
                                                                   -------------

FINLAND (0.6%)
MeritaNordbanken Oyj (Banking)(s)................        515,623       2,763,146
                                                                   -------------

              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  -------------   -------------

FRANCE (9.5%)
Carrefour SA (Retail)(s).........................          3,740   $   2,482,172
Compagnie de Saint Gobain (Building
  Materials)(s)..................................         11,334       1,676,580
Compagnie Financiere de Paribas (Financial
  Services)(s)...................................         62,115       4,565,113
Elf Aquitaine SA (Oil-Services)(s)...............         37,941       4,390,248
Groupe Danone (Food, Beverages & Tobacco)(s).....          7,900       2,088,422
Lagardere S.C.A. (Multi - Industry)(s)...........         46,300       1,863,040
Rhodia SA (Chemicals)(s)+........................        113,166       1,883,766
Rhone-Poulenc SA, A Shares (Chemicals)(s)........         49,700       2,271,744
Sanofi SA (Pharmaceuticals)(s)...................         10,568       1,654,556
Societe Generale
  (Banking)(s)...................................          8,750       1,157,350
STMicroelectronics NV (Electronics)(s)+..........         60,552       3,704,902
Total SA, B Shares (Oil-Services)(s).............         45,573       5,256,963
Union des Assurances Federales (Insurance)(s)....          8,560       1,070,602
Vivendi (Utilities)(s)...........................         34,847       7,957,860
                                                                   -------------
                                                                      42,023,318
                                                                   -------------

GERMANY (10.2%)
BASF AG (Chemicals)(s)...........................         57,100       2,420,285
Bilfinger & Berger Bau AG (Construction &
  Housing)(s)....................................         41,740         831,686
Deutsche Bank AG (Banking)(s)....................         33,700       2,095,851
Hochtief AG (Construction & Housing)(s)..........         27,800       1,015,532
HypoVereinsbank AG (Banking)(s)..................         43,811       3,478,581
Karstadt AG (Retail)(s)..........................          6,671       3,403,619
Merck KgAA (Pharmaceuticals)(s)..................         52,800       2,167,884
Muenchener Rueckversicherungs-Gesellschaft AG
  (Insurance)(s).................................         20,524       9,393,436
Muenchener Rueckversicherungs-Gesellschaft AG,
  New Shares (Insurance)(s)+.....................            808         367,854

The Accompanying Notes are an Integral Part of the Financial Statements.

THE INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1998
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  -------------   -------------
GERMANY (CONTINUED)
RWE AG (Utilities)(s)............................         70,810   $   3,839,407
SAP AG (Computer Software)(s)....................          5,350       2,245,080
Schering AG (Pharmaceuticals)(s).................         11,700       1,378,983
SGL Carbon AG (Chemicals)(s).....................         24,600       1,945,807
Siemens AG (Electrical Equipment)(s).............         45,710       2,748,931
SKW Trostberg AG (Chemicals)(s)..................         31,000         765,558
VEBA AG (Utilities)(s)...........................         97,500       5,445,523
Volkswagen AG (Automotive)(s)....................         22,035       1,656,440
                                                                   -------------
                                                                      45,200,457
                                                                   -------------

HONG KONG (0.3%)
CLP Holdings Ltd. (Electric)(s)..................         81,000         459,683
Hutchison Whampoa Ltd. (Multi - Industry)(s).....         65,000         466,680
Sun Hung Kai Properties Ltd. (Real Estate)(s)....         71,000         493,497
                                                                   -------------
                                                                       1,419,860
                                                                   -------------

IRELAND (1.0%)
CRH PLC (Building Materials)(s)..................         78,200       1,145,590
Greencore Group PLC (Food, Beverages &
  Tobacco)(s)....................................        196,000         765,680
Irish Life PLC (Insurance)(s)....................        141,500       1,254,372
Jefferson Smurfit Group PLC (Forest Products &
  Paper)(s)......................................        842,500       1,392,453
                                                                   -------------
                                                                       4,558,095
                                                                   -------------

ITALY (5.1%)
Assicurazioni Generali SPA (Insurance)(s)........         89,300       3,199,796
Banca Fideuram SPA (Financial Services)(s).......        483,903       2,776,636
ENI SPA (Oil-Services)(s)........................        575,300       3,423,984
Instituto Bancario San Paolo di Torino SPA
  (Banking)(s)...................................         80,900       1,190,141
Mediaset SPA (Broadcasting & Publishing)(s)......        287,600       1,823,174
              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  -------------   -------------
ITALY (CONTINUED)
Mediolanum SPA (Financial Services)(s)...........         60,400   $   1,504,284
Telecom Italia SPA - RNC (Telecommunication
  Services)(s)...................................      1,708,100       8,612,438
                                                                   -------------
                                                                      22,530,453
                                                                   -------------

JAPAN (14.2%)
Asahi Bank Ltd. (Banking)(s).....................        653,000       2,185,511
Bridgestone Corp. (Chemicals)(s).................         57,000       1,254,693
Canon, Inc. (Electronics)(s).....................         41,000         775,832
Dainippon Ink & Chemicals, Inc. (Chemicals)(s)...        273,000         655,988
DDI Corp. (Telecommunications)(s)................            648       1,890,728
Ebara Corp. (Machinery)(s).......................        147,000       1,110,133
Fanuc Ltd. (Machinery)(s)........................         34,300       1,030,237
Fujitsu Ltd. (Computer Systems)(s)...............        186,000       1,979,292
Honda Motor Co. Ltd. (Automotive)(s).............         75,000       2,252,706
Ito - Yokado Co. Ltd. (Retail)(s)................         37,000       2,159,165
Japan Tobacco, Inc. (Food, Beverages &
  Tobacco)(s)....................................            193       1,618,181
Kawasaki Steel Corp. (Metals & Mining)(s)........        924,000       1,466,962
Minebea Co. Ltd. (Capital Goods)(s)..............        150,000       1,409,550
Mitsubishi Chemical Corp. (Chemicals)(s).........        882,000       1,589,509
Mitsubishi Corp. (Wholesale & International
  Trade)(s)......................................        235,000       1,244,309
Mitsubishi Estate Co. Ltd. (Real Estate)(s)......        215,000       1,950,242
Mitsui Mining & Smelting Co. Ltd. (Metals &
  Mining)(s).....................................        179,000         812,613
Mitsui Trust & Banking Co. Ltd. (Banking)(s).....        569,696         743,125
Nichiei Co. Ltd. (Financial Services)(s).........         21,400       1,729,975
Nippon Telegraph & Telephone Corp.
  (Telecommunications)(s)........................            396       3,099,311

The Accompanying Notes are an Integral Part of the Financial Statements.

THE INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1998
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  -------------   -------------
JAPAN (CONTINUED)
Nippon Yusen Kabushiki Kaisha (Transport &
  Services)(s)...................................        466,000   $   1,543,648
Nishimatsu Construction Co. Ltd. (Construction &
  Housing)(s)....................................        391,000       2,013,275
Nomura Securities Co. Ltd. (Financial
  Services)(s)...................................         70,000         528,635
NTT Mobile Communication Network, Inc.
  (Telecommunication Services)(s)................             21         758,711
Osaka Gas Co. Ltd. (Natural Gas)(s)..............        199,000         638,704
Pioneer Electronic Corp. (Electronics)(s)........         45,000         741,462
Ricoh Co. Ltd. (Electrical Equipment)(s).........        134,000       1,132,703
Rohm Co. Ltd. (Electrical Equipment)(s)..........         16,000       1,414,270
Sekisui Chemical Co. Ltd. (Chemicals)(s).........        176,000         959,095
Sony Corp. (Electronics)(s)......................         31,700       2,013,104
Sony Music Entertainment, Inc. (Entertainment,
  Leisure & Media)(s)............................         53,600       1,867,523
Sumitomo Trust & Banking Co. Ltd. (Banking)(s)...        420,000       1,171,407
Takashimaya Co. Ltd. (Retail)(s).................        132,000         992,323
Takeda Chemical Industries (Chemicals)(s)........        104,000       3,382,577
Takefuji Corp. (Financial Services)(s)...........         33,100       1,763,984
The Sanwa Bank Ltd. (Banking)(s).................         78,000         608,462
Tokyo Electric Power Co., Inc. (Electric)(s).....         59,200       1,498,714
Tokyo Electron Ltd. (Electronics)(s).............         41,000       1,333,516
Tokyo Steel Manufacturing Co. Ltd. (Metals &
  Mining)(s).....................................         60,000         272,899
Tostem Corp. (Construction & Housing)(s).........        130,000       2,020,398
              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  -------------   -------------
JAPAN (CONTINUED)
Toyota Motor Corp. Ltd. (Automotive)(s)..........        107,000   $   2,571,088
West Japan Railway Co. (Railroads)(s)............            575       2,565,939
                                                                   -------------
                                                                      62,750,499
                                                                   -------------

NETHERLANDS (6.1%)
Heineken NV (Food, Beverages & Tobacco)(s).......         64,070       3,413,311
ING Groep NV (Financial Services)(s).............         40,000       1,936,094
Koninklijke Ahold NV (Retail)(s).................         42,221       1,403,842
Koninklijke Numico NV (Food, Beverages &
  Tobacco)(s)....................................         23,600         924,355
KPN NV (Telecommunication Services)(s)...........        106,078       4,123,442
Laurus NV (Retail)(s)............................         35,950         904,677
Moeara Enim Petroleum Maatschappij NV, New shares
  (Oil-Services)(s)..............................            110       2,238,073
Philips Electronics NV (Electronics)(s)..........         69,773       3,713,400
Royal Dutch Petroleum Co. (Oil-Services)(s)......         28,370       1,370,137
TNT Post Group NV (Transport & Services)(s)......         79,896       2,138,913
Vedior NV (Business & Public Services)(s)........         50,679       1,291,615
Vendex NV (Retail)(s)............................         51,357       1,306,145
Wolters Kluwer NV (Broadcasting &
  Publishing)(s).................................         11,151       2,161,327
                                                                   -------------
                                                                      26,925,331
                                                                   -------------

NEW ZEALAND (0.5%)
Fletcher Challenge Paper Division Ltd. (Forest
  Products & Paper)(s)...........................        961,800         611,030
Telecom Corp. of New Zealand Ltd.
  (Telecommunications)(s)........................        397,200       1,629,699
                                                                   -------------
                                                                       2,240,729
                                                                   -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1998
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  -------------   -------------
NORWAY (0.3%)
Nycomed Amersham PLC (Medical Supplies)(s).......        199,250   $   1,418,966
                                                                   -------------

PORTUGAL (0.6%)
Banco Pinto & Sotto Mayor SA (Banking)(s)........        148,139       2,841,310
                                                                   -------------

SPAIN (2.8%)
Acerinox SA (Metals & Mining)(s).................         36,500         821,223
Actividades de Construction y Servicios SA
  (Construction & Housing)(s)....................         54,800       1,745,560
Endesa SA (Electric)(s)..........................        124,100       3,121,940
Iberdrola SA (Electric)(s).......................        130,300       2,100,633
Telefonica SA (Telecommunications)(s)............        101,700       4,583,555
                                                                   -------------
                                                                      12,372,911
                                                                   -------------

SWEDEN (3.9%)
Astra AB, A Shares (Pharmaceuticals)(s)..........         63,500       1,027,618
Autoliv, Inc. (SDR) (Automotive Supplies)(s).....        158,900       5,285,240
Ericsson AB, B Shares (Telecommunications-
  Equipment)(s)..................................        184,500       4,154,096
Gambro AB, A Shares (Pharmaceuticals)(s).........         70,200         781,311
Skandia Forsakrings AB (Insurance)(s)............        110,899       1,411,621
Stora Kopparbergs Bergslags Aktiebolag AB, A
  Shares (Forest Products & Paper)(s)............        303,100       3,334,663
Volvo AB, B Shares (Automotive)(s)...............         54,900       1,183,422
                                                                   -------------
                                                                      17,177,971
                                                                   -------------

SWITZERLAND (9.0%)
ABB AG (Machinery)(s)............................          1,355       1,623,086
Nestle SA (Food, Beverages & Tobacco)(s).........          5,065      10,772,672
Novartis AG (Pharmaceuticals)(s).................          2,215       3,991,306
              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  -------------   -------------
SWITZERLAND (CONTINUED)
Roche Holding AG (Pharmaceuticals)(s)............            657   $   7,666,091
Swiss Life (Insurance)(s)........................          2,280       1,372,284
Swisscom AG (Telecommunication Services)(s)+.....         13,400       4,542,229
UBS AG (Banking)(s)..............................         17,075       4,684,584
Zurich Allied AG (Insurance)(s)..................          8,900       5,409,304
                                                                   -------------
                                                                      40,061,556
                                                                   -------------

UNITED KINGDOM (22.0%)
Allied Zurich PLC (Insurance)(s)+................        126,550       1,513,203
Barclays PLC (Banking)(s)........................         84,000       1,810,484
Bass PLC (Food, Beverages & Tobacco)(s)..........        119,928       1,458,123
Billiton PLC (Metals & Mining)(s)................        340,300         834,904
British Airways PLC (Airlines)(s)................        197,000       1,431,835
British American Tobacco PLC (Food, Beverages &
  Tobacco)(s)+...................................         94,050         845,411
British Petroleum Co. PLC (Oil-Services)(s)......        354,654       5,208,844
British Sky Broadcasting Group PLC (Broadcasting
  & Publishing)(s)...............................        158,000       1,288,614
British Telecommunications PLC
  (Telecommunications)(s)........................        397,700       5,141,737
Burmah Castrol PLC (Oil-Production)(s)...........         30,200         455,183
Cable & Wireless PLC (Telecommunications)(s).....        347,300       3,896,875
Cadbury Schweppes PLC (Food, Beverages &
  Tobacco)(s)....................................        109,300       1,674,859
Compass Group PLC (Food, Beverages &
  Tobacco)(s)....................................        255,400       2,587,696
Diageo PLC (Food, Beverages & Tobacco)(s)........        263,961       2,851,257
Glaxo Wellcome PLC (Pharmaceuticals)(s)..........        258,300       8,028,590
Glynwed International PLC (Metals & Mining)(s)...        477,200       1,414,525

The Accompanying Notes are an Integral Part of the Financial Statements.

THE INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1998
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  -------------   -------------
UNITED KINGDOM (CONTINUED)
Great Universal Stores PLC (Retail)(s)...........        201,000   $   2,161,066
Hays PLC (Commercial Services)...................         38,000         560,020
HSBC Holdings PLC (75p) (Banking)(s).............        146,700       3,439,498
Kingfisher PLC (Retail)(s).......................        210,200       1,846,355
Lloyds TSB Group PLC (Banking)(s)................        669,150       8,264,611
LucasVarity PLC (Automotive Supplies)(s).........        718,900       2,456,041
MEPC PLC (Real Estate)(s)........................        179,565       1,305,114
MFI Furniture Group PLC (Household
  Products)(s)...................................        973,334         603,116
National Power PLC (Electric)(s).................        228,589       1,986,825
Nycomed Amersham PLC (Medical Supplies)(s).......         66,264         465,529
Ocean Group PLC (Transport & Services)(s)........         63,000         684,207
Pearson PLC (Broadcasting & Publishing)(s).......         55,000         959,770
Pilkington PLC (Building Materials)(s)...........        732,000         809,081
PowerGen PLC (Electric)(s).......................         36,000         509,444
Prudential Corp. PLC (Insurance)(s)..............        236,000       3,070,930
Racal Electronic PLC (Telecommunications-
  Equipment)(s)..................................        182,600         828,718
Rank Group PLC (Entertainment, Leisure &
  Media)(s)......................................        113,000         465,533
Reed International PLC (Broadcasting &
  Publishing)(s).................................         58,000         491,005
RMC Group PLC (Building Materials)(s)............         97,000       1,380,790
Royal & Sun Alliance Insurance Group PLC
  (Insurance)(s).................................        269,000       2,464,203
Royal Bank of Scotland Group PLC (Banking)(s)....        134,300       1,781,304
Sainsbury (J.) PLC (Retail)(s)...................        307,000       2,714,621
Shell Transport & Trading Co. PLC
  (Oil-Services)(s)..............................        139,200         841,557
              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  -------------   -------------
UNITED KINGDOM (CONTINUED)
Smith & Nephew PLC (Medical Supplies)(s).........        185,000   $     514,300
SmithKline Beecham PLC (Pharmaceuticals)(s)......        285,700       3,574,109
Tomkins PLC (Multi - Industry)(s)................        350,000       1,620,691
Unilever PLC (Food, Beverages & Tobacco)(s)......        248,000       2,491,953
Vickers PLC (Capital Goods)(s)...................        163,866         458,292
Vodafone Group PLC (Telecommunications)(s).......        336,600       4,509,631
Zeneca Group PLC (Pharmaceuticals)(s)............        104,400       4,010,798
                                                                   -------------
                                                                      97,711,252
                                                                   -------------
  TOTAL COMMON STOCK (COST $354,073,259).........                    407,562,844
                                                                   -------------
CONVERTIBLE PREFERRED STOCKS (0.1%)
JAPAN (0.1%)
AB International Cayman Trust, 0.500% (Banking)
  (cost $340,223)................................     56,000,000         371,246
                                                                   -------------

PREFERRED STOCK (1.4%)
AUSTRALIA (0.5%)(S)
News Corp. Ltd. (Broadcasting & Publishing)(s)...        373,963       2,238,611
                                                                   -------------

GERMANY (0.9%)
ProSieben Media AG (Broadcasting &
  Publishing)(s).................................         39,160       2,009,809
ProSieben Media Aktiengesell (ADR)(144A)
  (Broadcasting & Publishing)(s)+................          6,764         173,578
Volkswagen AG (Automotive)(s)....................         37,161       1,745,662
                                                                   -------------
                                                                       3,929,049
                                                                   -------------
  TOTAL PREFERRED STOCK (COST $6,116,451)........                      6,167,660
                                                                   -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1998
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  -------------   -------------
WARRANTS (0.0%)*
GERMANY (0.0%)*
Muenchener Rueckversicherungs-Gesellschaft AG,
  Expiring 06/03/02 (Insurance)(s)+..............            808   $      35,127
                                                                   -------------

                                                     PRINCIPAL
                                                      AMOUNT
                                                   -------------
CONVERTIBLE BONDS (1.1%)
                                                        (IN JPY)
                                                   -------------
JAPAN (1.1%)
Sanwa International Finance Trust, 1.250% due
  07/31/05 (Financial Services)..................    204,000,000       1,352,396
Yamanouchi Pharmaceutical Co. Ltd., 1.250% due
  03/31/14 (Commercial Services).................    250,000,000       3,615,056
                                                                   -------------
                                                                       4,967,452
                                                                   -------------
  TOTAL CONVERTIBLE BONDS (COST $4,311,410)......                      4,967,452
                                                                   -------------

SHORT-TERM INVESTMENTS (0.5%)
EURO DOLLAR TIME DEPOSITS (0.3%)

                                                        (IN USD)
                                                   -------------
State Street Bank Euro Dollar, 4.000% due
  11/02/98.......................................      1,376,000       1,376,000
                                                                   -------------

                                                     PRINCIPAL
              SECURITY DESCRIPTION                    AMOUNT           VALUE
-------------------------------------------------  -------------   -------------

U.S. TREASURY OBLIGATIONS (0.2%)
Bills, 4.410%(y) due 02/04/99(s).................  $   1,030,000   $   1,017,408
                                                                   -------------
  TOTAL SHORT-TERM INVESTMENTS (COST
   $2,393,408)...................................                      2,393,408
                                                                   -------------
TOTAL INVESTMENTS (COST $367,234,751) (95.0%)...................
                                                                     421,497,737
OTHER ASSETS IN EXCESS OF LIABILITIES (5.0%)....................
                                                                      21,976,881
                                                                   -------------
NET ASSETS (100.0%).............................................   $ 443,474,618
                                                                   -------------
                                                                   -------------

------------------------------
Note: Based on the cost of investments of $369,348,228 for federal income tax purposes at October 31, 1998, the aggregate gross unrealized appreciation and depreciation was $83,635,150 and $31,485,641, respectively, resulting in a net unrealized appreciation of investments of $52,149,509.

+ - Non-income producing security.

(s) - Security is fully or partially segregated with custodian as collateral for futures contracts or with broker as initial margin for future contracts. $171,409,246 of the market value has been segregated.

(y) - Yield to maturity.

* - Less than 0.1%.

144A - Securities restricted for resale to Qualified Institutional Buyers.

ADR - American Depositary Receipt.

SDR - Swedish Depositary Receipt.

JPY - Japanese Yen.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1998
--------------------------------------------------------------------------------

INDUSTRY DIVERSIFICATION

                                                       PERCENT OF
                                                    TOTAL INVESTMENTS
                                                    -----------------
Banking...........................................        11.2%
Food, Beverage & Tobacco..........................         8.3%
Pharmaceuticals...................................         8.2%
Insurance.........................................         7.6%
Telecommunications................................         5.9%
Oil - Services....................................         5.4%
Retail............................................         4.9%
Telecommunication Services........................         4.8%
Financial Services................................         4.2%
Chemicals.........................................         4.1%
Utilities.........................................         4.1%
Electronics.......................................         2.9%
Broadcasting & Publishing.........................         2.6%
Electric..........................................         2.3%
Automotive........................................         2.2%
Metals & Mining...................................         1.9%
Automotive Supplies...............................         1.8%
Construction & Housing............................         1.8%
Telecommunications Equipment......................         1.8%
Building Materials................................         1.4%
Electrical Equipment..............................         1.3%
Forest Products & Paper...........................         1.3%
Commercial Services...............................         1.2%
Transport and Services............................         1.0%
Machinery.........................................         0.9%
Multi - Industry..................................         0.9%
Real Estate.......................................         0.9%
Entertainment, Leisure & Media....................         0.6%
Medical Supplies..................................         0.6%
Oil- Production...................................         0.6%
Railroads.........................................         0.6%
Computer Software.................................         0.5%
Computer Systems..................................         0.5%
Capital Goods.....................................         0.4%
Airlines..........................................         0.3%
Business and Public Services......................         0.3%
Wholesale & International Trade...................         0.3%
Natural Gas.......................................         0.2%
Household Products................................         0.1%
Technology........................................         0.1%
                                                    -----------------
                                                         100.0%
                                                    -----------------
                                                    -----------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1998
--------------------------------------------------------------------------------

ASSETS
Investments at Value (Cost $367,234,751)           $421,497,737
Cash                                                        997
Foreign Currency at Value (Cost $11,593,010)         11,485,353
Receivable for Investments Sold                      15,586,255
Foreign Tax Reclaim Receivable                        1,557,268
Dividends and Interest Receivable                       670,300
Unrealized Appreciation of Forward Foreign
  Currency Contracts                                    612,602
Variation Margin Receivable                             190,014
Prepaid Trustees' Fees                                    1,717
Prepaid Expenses and Other Assets                        27,610
                                                   ------------
    Total Assets                                    451,629,853
                                                   ------------
LIABILITIES
Payable for Investments Purchased                     7,343,440
Unrealized Depreciation of Forward Foreign
  Currency Contracts                                    307,543
Advisory Fee Payable                                    218,318
Administrative Services Fee Payable                      10,244
Administration Fee Payable                                  620
Fund Services Fee Payable                                   360
Accrued Expenses                                        274,710
                                                   ------------
    Total Liabilities                                 8,155,235
                                                   ------------
NET ASSETS
Applicable to Investors' Beneficial Interests      $443,474,618
                                                   ------------
                                                   ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED OCTOBER 31, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME
Dividend Income (Net of Foreign Withholding Tax
  of $1,420,773)                                                 $10,371,416
Interest Income (Net of Foreign Withholding Tax
  of $678)                                                           871,981
                                                                 -----------
    Investment Income                                             11,243,397
EXPENSES
Advisory Fee                                       $ 3,581,301
Custodian Fees and Expenses                            863,871
Administrative Services Fee                            174,789
Professional Fees and Expenses                          59,515
Fund Services Fee                                       18,453
Administration Fee                                      11,630
Trustees' Fees and Expenses                              8,927
Printing Expenses                                        7,747
Insurance Expense                                        5,077
                                                   -----------
    Total Expenses                                                 4,731,310
                                                                 -----------
NET INVESTMENT INCOME                                              6,512,087
NET REALIZED GAIN (LOSS) ON
  Investment Transactions                           (4,859,011)
  Futures Contracts                                  2,669,910
  Foreign Currency Transactions                      6,975,152
                                                   -----------
    Net Realized Gain                                              4,786,051
NET CHANGE IN UNREALIZED APPRECIATION OF
  Investments                                       19,661,891
  Futures Contracts                                  2,563,119
  Foreign Currency Contracts and Translations          155,398
                                                   -----------
    Net Change in Unrealized Appreciation                         22,380,408
                                                                 -----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                     $33,678,546
                                                                 -----------
                                                                 -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                    FOR THE FISCAL     FOR THE FISCAL
                                                      YEAR ENDED         YEAR ENDED
                                                   OCTOBER 31, 1998   OCTOBER 31, 1997
                                                   ----------------   ----------------
DECREASE IN NET ASSETS
FROM OPERATIONS
Net Investment Income                              $     6,512,087    $    13,010,955
Net Realized Gain on Investments, Futures and
  Foreign Currency Contracts and Transactions            4,786,051         29,988,650
Net Change in Unrealized Appreciation
  (Depreciation) of Investments, Futures and
  Foreign Currency Contracts and Translations           22,380,408         (4,366,805)
                                                   ----------------   ----------------
    Net Increase in Net Assets Resulting from
      Operations                                        33,678,546         38,632,800
                                                   ----------------   ----------------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS
Contributions                                          190,933,942        151,295,413
Withdrawals                                           (544,746,196)      (353,091,842)
                                                   ----------------   ----------------
    Net Decrease from Investors' Transactions         (353,812,254)      (201,796,429)
                                                   ----------------   ----------------
    Total Decrease in Net Assets                      (320,133,708)      (163,163,629)
NET ASSETS
Beginning of Fiscal Year                               763,608,326        926,771,955
                                                   ----------------   ----------------
End of Fiscal Year                                 $   443,474,618    $   763,608,326
                                                   ----------------   ----------------
                                                   ----------------   ----------------

--------------------------------------------------------------------------------
SUPPLEMENTARY DATA
--------------------------------------------------------------------------------

                                                      FOR THE FISCAL YEAR ENDED
                                                             OCTOBER 31,
                                                   --------------------------------
                                                   1998   1997   1996   1995   1994
                                                   ----   ----   ----   ----   ----
RATIOS TO AVERAGE NET ASSETS
  Expenses                                         0.79%  0.77%  0.79%  0.82%  0.95%
  Net Investment Income                            1.09%  1.47%  1.39%  1.31%  0.93%
Portfolio Turnover                                   74%    67%    57%    59%    56%

------------------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE INTERNATIONAL EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1998
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The International Equity Portfolio (the "portfolio") is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company which was organized as a trust under the laws of the State of New York. The portfolio's investment objective is to provide a high total return from a portfolio of equity securities of foreign companies. The portfolio commenced operations on October 4, 1993 and received a contribution of certain assets and liabilities, including securities, with a value of $160,213,973 on that date from The Pierpont International Equity Fund, Inc. in exchange for a beneficial interest in the portfolio. At that date, net unrealized appreciation of $11,116,204 was included in the contributed securities. The Declaration of Trust permits the trustees to issue an unlimited number of beneficial interests in the portfolio.

Investments in international markets may involve certain considerations and risks not typically associated with investments in the United States. Future economic and political developments in foreign countries could adversely affect the liquidity or value, or both, of such securities in which the portfolio is invested. The ability of the issuers of debt securities held by the portfolio to meet their obligations may be affected by economic and political developments in a specific industry or region.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the portfolio:

   a) The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. The value of such security will be based either on the last sale price on a national securities exchange, or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchanges. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time when net assets are valued. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by the portfolio's trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All short-term portfolio securities with a remaining maturity of less than 60 days are valued by the amortized cost method.

      Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days on which the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the portfolio's net assets are calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the portfolio's trustees.

   b) The books and records of the portfolio are maintained in U.S. dollars. The market value of investment securities, other assets and liabilities and foreign currency contracts are translated at the prevailing

THE INTERNATIONAL EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1998
--------------------------------------------------------------------------------
      exchange rates at the end of the period. Purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions.Translation gains and losses resulting from changes in the exchange rates during the reporting period and gains and losses realized upon settlement of foreign currency transactions are reported in the Statement of Operations. Although the net assets of the portfolio are presented at the exchange rates and market values prevailing at the end of the period, the portfolio does not isolate the portion of the results of operations arising as a result of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

   c) Securities transactions are recorded on a trade-date basis. Dividend income is recorded on the ex-dividend date or at the time that the relevant ex-dividend date and amount become known. Interest income, which includes the amortization of premiums and discounts, if any, is recorded on an accrual basis. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

   d) The portfolio may enter into forward and spot foreign currency contracts to protect securities and related receivables and payables against fluctuations in future foreign currency rates. A forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. Risks associated with such contracts include the movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

      The market value of the contract will fluctuate with changes in currency exchange rates. Contracts are valued daily at the current foreign exchange rates, and the change in the market value is recorded by the portfolio as unrealized appreciation or depreciation of forward foreign currency contract translations. At October 31, 1998, the portfolio had open forward currency contracts as follows:

      SUMMARY OF OPEN FORWARD FOREIGN CURRENCY CONTRACTS

                                                                 U.S. DOLLAR   NET UNREALIZED
                                                   CONTRACTUAL    VALUE AT     APPRECIATION/
                                                      VALUE       10/31/98     (DEPRECIATION)
                                                   -----------   -----------   --------------
PURCHASE CONTRACTS
British Pound 4,205,597, expiring 1/22/99........  $ 7,125,088   $ 7,014,179   $    (110,909)
French Franc 23,000,000, expiring 1/22/99........    4,175,744     4,155,165         (20,579)
German Mark 2,332,584 for HKD 11,000,000,
 expiring 1/22/99................................    1,415,822     1,413,781          (2,041)
Hong Kong Dollar 38,867,605, expiring 1/22/99....    5,009,357     5,002,692          (6,665)
Japanese Yen 354,040,000 for GBP 1,802,143,
 expiring 1/22/99................................    3,005,650     3,076,336          70,686
Japanese Yen 2,717,713,864, expiring 1/22/99.....   23,764,280    23,614,848        (149,432)
Netherlands Guilder 1,801,748, expiring
 1/22/99.........................................      983,218       969,086         (14,132)
Swiss Franc 1,332,004, expiring 1/22/99..........      996,337       992,699          (3,638)

THE INTERNATIONAL EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1998
--------------------------------------------------------------------------------

                                                                 U.S. DOLLAR   NET UNREALIZED
                                                   SETTLEMENT     VALUE AT     APPRECIATION/
                                                      VALUE       10/31/98     (DEPRECIATION)
                                                   -----------   -----------   --------------
SALES CONTRACTS
Australian Dollar 7,064,429, expiring
 1/22/99.........................................    4,473,903     4,401,503          72,400
British Pound 2,808,568, expiring 1/22/99........    4,754,631     4,684,187          70,444
German Mark, 24,315,650, expiring 1/22/99........   14,938,057    14,737,740         200,317
New Zealand Dollar 3,887,563, expiring 1/22/99...    2,090,343     2,061,749          28,594
Swedish Krona 18,700,000, expiring 1/22/99.......    2,413,152     2,399,293          13,859
Swiss Franc 9,539,754, expiring 1/22/99..........    7,265,824     7,109,669         156,155
                                                                               --------------
Net Unrealized Appreciation on Forward Foreign
 Currency Contracts..............................                              $     305,059
                                                                               --------------
                                                                               --------------

   e) Futures--A futures contract is an agreement to purchase/sell a specified quantity of an underlying instrument at a specified future date or to make/receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when the portfolio enters into the contract. Upon entering into such a contract, the portfolio is required to pledge to the broker an amount of cash and/or liquid securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the portfolio agrees to receive from, or pay to, the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the portfolio as unrealized gains or losses. When the contract is closed, the portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time when it was closed. The portfolio invests in futures contracts for the purpose of hedging its existing portfolio securities, or securities the portfolio intends to purchase, against fluctuations in value caused by changes in prevailing market interest rates or securities movements. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. Futures contracts at October 31, 1998 are summarized as follows:

                                                                    NET UNREALIZED   PRINCIPAL AMOUNT
                                                   CONTRACTS LONG    APPRECIATION      OF CONTRACTS
                                                   --------------   --------------   ----------------
Australian All Ord. Index, expiring December
 1998............................................             43    $      40,114    $     1,767,558
CAC 40 Index, expiring November 1998.............             25           13,145            780,789
DAX Index, expiring December 1998................              3           25,850            827,830
FTSE 100 Index, expiring December 1998...........             48          116,262          4,285,335
Hang Seng Index, expiring November 1998..........             34            8,922          2,234,098
IBEX Plus Index, expiring December 1998..........             16          131,555            869,232
                                                   --------------   --------------   ----------------
Totals...........................................            169    $     335,848    $    10,764,842
                                                   --------------   --------------   ----------------
                                                   --------------   --------------   ----------------

THE INTERNATIONAL EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1998
--------------------------------------------------------------------------------

   f) The portfolio intends to be treated as a partnership for federal income tax purposes. As such, each investor in the portfolio will be taxed on its share of the portfolio's ordinary income and capital gains. It is intended that the portfolio's assets will be managed in such a way that an investor in the portfolio will be able to satisfy the requirements of Subchapter M of the Internal Revenue Code. The portfolio earns foreign income which may be subject to foreign withholding taxes at various rates.

2. TRANSACTIONS WITH AFFILIATES

   a) Prior to October 1, 1998, the portfolio had an Investment Advisory Agreement with Morgan Guaranty Trust Company of New York ("Morgan"), a wholly owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"). Under the terms of the agreement, the portfolio paid Morgan at an annual rate of 0.60% of the portfolio's average daily net assets. Effective October 1, 1998, the portfolio's Investment Advisor is J.P. Morgan Investment Management Inc.("JPMIM"), an affilliate of Morgan and a wholly owned subsidiary of J.P. Morgan, and the terms of the agreement will remain the same. For the fiscal year ended October 31, 1998, such fees amounted to $3,581,301

   b) The portfolio has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator and exclusive placement agent for the portfolio. Under a Co-Administration Agreement between FDI and the portfolio, FDI provides administrative services necessary for the operation of the portfolio, furnishes office space and facilities required for conducting the business of the portfolio and pays the compensation of the officers affiliated with FDI. The portfolio has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the portfolio is based on the ratio of the portfolio's net assets to the aggregate net assets of the portfolio and certain other investment companies subject to similar agreements with FDI. For the fiscal year ended October 31, 1998, the fee for these services amounted to $11,630.

   c) The portfolio has an Administrative Services Agreement (the "Services Agreement") with Morgan under which Morgan is responsible for certain aspects of the administration and operation of the portfolio. Under the Services Agreement, the portfolio has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the portfolio and other portfolios for which JPMIM acts as investment advisor (the "master portfolios") and J.P. Morgan Series Trust (formerly JPM Series Trust) in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the portfolio is determined by the proportionate share that its net assets bear to the net assets of the master portfolios, other investors in the master portfolios for which Morgan provides similar services, and J.P. Morgan Series Trust. For the fiscal year ended October 31, 1998, the fee for these services amounted to $174,789.

   d) The portfolio has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the trustees in exercising their overall supervisory responsibilities for the portfolio's affairs. The trustees of

THE INTERNATIONAL EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1998
--------------------------------------------------------------------------------
      the portfolio represent all the existing shareholders of Group. The portfolio's allocated portion of Group's costs in performing its services amounted to $18,453 for the fiscal year ended October 31, 1998.

   e) An aggregate annual fee of $75,000 is paid to each trustee for serving as a trustee of the J.P. Morgan Funds, the J.P. Morgan Institutional Funds, the master portfolios and J.P. Morgan Series Trust. The Trustees' Fees and Expenses shown in the financial statements represent the portfolio's allocated portion of the total fees and expenses. The portfolio's Chairman and Chief Executive Officer also serves as Chairman of Group and received compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $3,875.

3. INVESTMENT TRANSACTIONS

Investment transactions (excluding short-term investments) for the fiscal year ended October 31, 1998 were as follows:

              COST OF           PROCEEDS
             PURCHASES         FROM SALES
          -----------------   ------------
          $416,298,269......  $744,057,744

4. CREDIT AGREEMENT

The portfolio is party to a revolving line of credit agreement (the "Agreement") as discussed more fully in Note 4 of the fund's Notes to the Financial Statements which are included elsewhere in this report.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Investors of
The International Equity Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of The International Equity Portfolio (the "portfolio") at October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the supplementary data for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
December 17, 1998

J.P. MORGAN INSTITUTIONAL FUNDS

            PRIME MONEY MARKET FUND

            TREASURY MONEY MARKET FUND

            FEDERAL MONEY MARKET FUND

            TAX EXEMPT MONEY MARKET FUND

            SHORT TERM BOND FUND

            BOND FUND

            GLOBAL STRATEGIC INCOME FUND

            TAX EXEMPT BOND FUND

            NEW YORK TAX EXEMPT BOND FUND

            CALIFORNIA BOND FUND: INSTITUTIONAL SHARES

            DIVERSIFIED FUND

            DISCIPLINED EQUITY FUND

            U.S. EQUITY FUND

            U.S. SMALL COMPANY FUND

            TAX AWARE DISCIPLINED EQUITY FUND:
                INSTITUTIONAL SHARES

            INTERNATIONAL EQUITY FUND

            EUROPEAN EQUITY FUND

            INTERNATIONAL OPPORTUNITIES FUND

            EMERGING MARKETS EQUITY FUND


FOR MORE INFORMATION ON THE J.P. MORGAN INSTITUTIONAL FUNDS,
CALL J.P. MORGAN FUNDS SERVICES AT
(800) 766-7722.

J.P. MORGAN
INSTITUTIONAL
INTERNATIONAL
EQUITY FUND

ANNUAL REPORT
OCTOBER 31, 1998